EXHIBIT 10.3


                                JOINDER AGREEMENT

         This JOINDER AGREEMENT, dated as of June 28, 2002, between SAVVIS Communications Corporation, a Delaware corporation (the "COMPANY") and Constellation Venture Capital II, L.P., a Delaware limited partnership, Constellation Venture Capital Offshore II, L.P., a Cayman Islands Limited, The BSC Employee Fund IV, L.P., a Delaware limited parntership, and CVC Partners, L.L.C., a Delaware limited liability company (each a "JOINING PARTY" and, collectively, the "JOINING PARTIES").

                  WHEREAS, the Company and certain other entities are parties to an Investor Rights Agreement dated as of March 6, 2002 (the "INVESTOR RIGHTS AGREEMENT");

                  WHEREAS, Section 10 of the Investor Rights Agreement provides that upon the express written consent of WCAS and the Company, any other holder of Preferred Stock may become a party to the Investor Rights Agreement and become an "OTHER INVESTOR" thereunder to the extent such other holder agrees in writing to become a party to the Investor Rights Agreement and to assume the rights and obligations of an Other Investor thereunder; and

                  WHEREAS, each of the Joining Parties wishes to join and become a party to the Investor Rights Agreement, and the Company and WCAS have consented to the Joining Parties becoming a party thereto;

                  NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

                  1.       Definitions.
                           -----------

                  Capitalized terms used and not otherwise defined in this Agreement have the meanings attributed to such terms in the Investor Rights Agreement.

                  2.       Joinder; Purchase of Other Preferred Stock.
                           ------------------------------------------

                  Each of the Joining Parties hereby becomes a party to and assumes the rights and obligations of an Other Investor under the Investor Rights Agreement. The Company and the Joining Parties each acknowledge that the term "Other Investor," as defined in the Investor Rights Agreement, includes the Joining Parties and that the rights and obligations of the Joining Parties as an Other Investor are set forth in the Investor Rights Agreement.

                  3.       Acknowledgment.
                           --------------

                  Each of the Joining Parties acknowledges that it has received a copy of the Investor Rights Agreement.

                  4.       Notice.
                           ------

                  For purposes of Section 12(g) of the Investor Rights Agreement, the Joining Parties' addresses and facsimile numbers are:

                           Address: Constellation Venture Capital II, L.P.
                                    383 Madison Avenue
                                    28th Floor
                                    New York, New York 10179
                                    Facsimile: (212) 272-9256
                                    Attention: Ronald Celmer

                  with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New, York, New York 10178
                           Fax: (212) 309-6273
                           Attention: Ira White, Esq.

                  5.       Governing Law.
                           -------------

                  This Agreement shall be governed in all respects by the laws of the State of New York, without reference to the conflict of laws principles thereof.

                  6.       Counterparts.
                           ------------

                  This Agreement may be executed in any number of counterparts, can each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above stated.

                                 SAVVIS COMMUNICATIONS CORPORATION

                                 By: /s/ Lane H. Blumenfeld
                                     Name: Lane H. Blumenfeld
                                     Title: Vice President and
                                            Acting General Counsel


                                 CONSTELLATION VENTURE CAPITAL II, L.P.

                                 By: Constellation Ventures Management, L.L.C.,
                                     its General Partner

                                 By: The Bear Stearns Companies, Inc.,
                                     its Managing Member

                                     By: /s/ Clifford H. Friedman
                                         Name: Clifford H. Friedman
                                         Title: SMD


                                 CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P.

                                 By: Constellation Ventures Management, L.L.C.,
                                     its General Partner

                                 By: The Bear Stearns Companies, Inc.,
                                     its Managing Member

                                     By: /s/ Clifford H. Friedman
                                         Name: Clifford H. Friedman
                                         Title: SMD

                                 THE BSC EMPLOYEE FUND IV, L.P.

                                 By: Constellation Ventures Management, L.L.C.,
                                     its General Partner

                                 By: The BSCGP, Inc.,
                                     its Managing Member

                                     By: /s/ Clifford H. Friedman
                                         Name: Clifford H. Friedman
                                         Title: SMD


                                 CVC II PARTNERS, L.L.C.

                                 By: /s/ Clifford H. Friedman
                                     Name: Clifford H. Friedman
                                     Title: SMD